Exhibit 10.23O

Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

TWENTY-SECOND AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTY-SECOND AMENDMENT (this “CD Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This CD Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this CD Amendment. If the terms and conditions set forth in this CD Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control solely with respect to the subject matter of this CD Amendment. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this CD Amendment shall have the meaning set forth in the Agreement. Upon execution of this CD Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this CD Amendment. Except as amended by this CD Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The terms and conditions provided in Attachment A to this CD Amendment, including but not limited to its attached and related Schedules (collectively, “Attachment A”) are hereby incorporated by reference as part of this CD Amendment.

WHEREAS, CSG provides via CSG’s Affiliate, CSG Media, LLC (“Media”), certain proprietary content monetization and management software known as the “Content Direct System,” which software is made available as a Software as a Service (commonly known as “SaaS”) and shall be deemed a Product provided under the Agreement;

WHEREAS, Customer has requested that CSG make available to Customer under the Agreement the Content Direct System and certain services related to the Content Direct System which Customer has requested that CSG make available to Customer under the Agreement; and

CSG and Customer agree to the following upon the Effective Date:

Content Direct System Specific Terms:

1.	This CD Amendment, including but not limited to, Attachment A specifically applies to CSG’s performance and/or provision of Content Direct Services (as defined in Attachment A) to Customer and/or its Affiliates, which shall be a Product as identified in the Agreement. Unless otherwise expressly provided in this CD Amendment, in no event will any terms, conditions or fees set forth in this CD Amendment apply to Customer’s performance of the Agreement other than with respect to Content Direct Services or to CSG’s provision and/or performance of Products and/or Services under the Agreement that are not Content Direct Services. Except as provided in this CD Amendment, all other terms of the Agreement which are not in conflict with this CD Amendment shall be given full force and effect. In the event of a conflict between the terms of the Agreement and the terms of this CD Amendment, the terms of this CD Amendment shall control and take precedence with respect to CSG’s provision of Content Direct Services. In the event of conflict between the terms of a statement of work and the terms of the Agreement and/or this CD Amendment, the terms of the statement of work shall control and take precedence with respect to CSG’s provision of Content Direct Services. CSG’s performance and provision of the Content Direct Services are subject to the parties’ execution of a statement of work with respect thereto.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.	Each of CSG and Customer may subcontract its obligations under this Agreement to a third-party contractor with whom such party to the Agreement has entered into an agreement that (a) contains obligations of confidentiality no less restrictive than the terms provided in the Agreement, and (b) contains such third-party contractor’s express agreement to comply with all applicable restrictions set forth in the Agreement (a “Qualified Third Party Contractor”). Customer shall be liable for the acts or omissions of its third-party contractors (including, but not limited to, Qualified Third Party Contractors) to the same extent that liability to Customer would accrue under this Agreement if such acts or omissions had been performed or made by Customer. Customer acknowledges and agrees that it is responsible for its Affiliates’ and agents’ (including, but not limited to, its Qualified Third-Party Contractors’) compliance with the terms and conditions of the Agreement (including, but not limited to, this CD Amendment), including, but not limited to, such Affiliates’ compliance with the terms of use of the Products. Accordingly, Customer shall be liable to CSG for the acts and omissions of its Affiliates and agents to the same extent that liability to CSG would accrue under this Agreement if such acts or omissions had been performed or made by Customer.

3.	CSG represents and warrants to Customer that Media is a Qualified Third-Party Contract or CSG’s. Customer acknowledges that, provided that Media remains a Qualified Third-Party Contractor of CSG’s, that CSG’s provision of the Content Direct Services and access to the Content Direct System may be provided by Media. CSG acknowledges and agrees that it is responsible for its Affiliates’ and agents’ (including, but not limited to, its Qualified Third-Party Contractors’) compliance with the terms and conditions of the Agreement (including, but not limited to, this CD Amendment). Accordingly, CSG shall be liable to Customer for the acts and omissions of its Affiliates and agents, including, but not limited to, Media, to the same extent that liability to Customer would accrue under this Agreement if such acts or omissions had been performed or made by CSG.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Joseph T. Ruble

Name: Michael K. McClaskey		Name: Joseph T. Ruble

Title: Senior Vice President and Chief Information Officer		Title: EVP, CAO & General Counsel

Date: 5/22/12		Date: 5-22-12

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT A

Content Direct System

1. Definitions

“Affiliate” shall have the meaning set forth in Section 12 of the Agreement.

“Billing Period” means the approximately thirty (30) -day period for which CSG bills Customer for certain Content Direct Services provided under a statement of work. As of the Effective Date, the Billing Period is measured from Midnight Central Time on the 22nd of a given calendar month to 11:59:59 pm Central Time on the 21st of the following calendar month. CSG may alter the specific days and duration of the Billing Period by providing Customer not less than **** **** advance written notice of such change; provided, in no event shall a Billing Period be less than ********** **** ****. If the Go-Live Date under a given statement of work occurs on a date other than the first day of a Billing Period and/or a SOW expires or terminates on a date after the last day of the then-current Billing Period, any minimum or fixed amounts due applicable to such Billing Period(s) shall be prorated accordingly.

“Consumer” means an end user client of Customer, its Affiliate, or any other individual, officer, employee or contractor (acting in such capacity, and not as a client or customer), who accesses and/or uses the Content Direct System.

“Consumer Information” means (a) any personally identifiable information regarding a Consumer, or (b) personal data that is (i) provided to or collected by CSG in connection with a Consumer’s use of the Content Direct System, and (ii) sufficient to personally identify a Consumer, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to such Consumer’s physical, physiological, mental, economic, cultural or social identity, including, by way of example, financial account numbers, credit or debit card numbers (with or without access or pin numbers, if collected), personal addresses, social security numbers, passport numbers and/or driver’s license numbers. Notwithstanding the foregoing, “Consumer Information” shall not include any information that may be lawfully obtained from public sources, or from federal, state or local government records lawfully made available to the general public.

“Consumer Usage Data” means statistics and data (i) provided to or collected by CSG in connection with a Consumer’s use of the Content Direct System, and (ii) relating to a Consumer’s account activity, including the browsing, accessing and/or purchasing of Customer Services or other information collected from or about or otherwise regarding Consumers, whether in individual or aggregate form, that is sufficient to personally identify a Consumer or to identify such Consumer as an end user client of Customer. Consumer Usage Data may include Consumer Information.

“Content Direct Services” means those services performed by CSG or its agent to provide access to the Content Direct System as described in an executed statement of work but does not include any CD Professional Services.

“Content Direct System” means those Content Direct Application Server Modules, Content Direct Web Services and Content Direct user applications described in Schedule B and provided by CSG to Customer pursuant to the Agreement and the related and implementing software, servers, hardware and technologies used by CSG to make the foregoing available via the Internet, as further specified in the Documentation.

“Content Direct System Data” means non-personally identifiable performance data and usage statistics concerning the Content Direct System collected or compiled by CSG in connection with system-wide, aggregated use of the Content Direct System. For the avoidance of doubt, Content Direct System Data shall exclude information that constitutes Consumer Information, Consumer Usage Data and any data from which identifying information about a Customer or any Consumer can be discerned.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Customer Content” means that data, Customer proprietary content, including Customer’s Intellectual Property, that is published on or displayed through the Content Direct Services or is provided by Customer or on Customer’s behalf to CSG so that CSG may configure the Content Direct System pursuant to a statement of work. For the avoidance of doubt, Customer Content does not include any Consumer Information or Consumer Usage Data.

For clarity, “Customer’s Intellectual Property” has the same meaning that it has in the Agreement, and includes, but is not limited to, Customer Site(s) and Customer Content.

“Customer Services” means any Customer Content, Merchandise or other goods, products or services promoted or made available for trial, rental, sale or license by or through Customer or its Affiliate that access or use any feature or function of on or through the Content Direct System or related Services. Customer Services may be sold or licensed in a variety of forms and models, including by way of example only, subscriptions (daily, weekly, monthly, quarterly, etc.), on demand, electronic sell-through and digital download.

“Customer Site” means the html website(s) developed by or for Customer or, with respect to Customer’s Affiliates’ sites, by or for such an Affiliate, on which the Content Direct System is embedded and published to Consumers.

“DECE Documents” means, as applied individually to each of Customer, CSG and their respective Affiliates, (a) each agreement that Customer, CSG or their respective Affiliates has, in their respective role(s), executed with ******* ************* ******* ********* (****) *** (“DECE”) and (b) any agreement, specification, guideline, policy or other terms that apply to each of Customer, CSG and their respective Affiliates’ participation in the UltraViolet Ecosystem sponsored by DECE.

“Exception” means any problem, defect, or failure of a Deliverable to conform to any applicable acceptance criteria defined in a statement of work or the Documentation. For purposes of clarification, a problem, defect or failure of a Deliverable shall not be deemed an Exception if such problem, default or failure of such Deliverable to conform to the acceptance criteria is caused by Customer’s failure to comply with its obligations or responsibilities as set forth in a statement of work, the Documentation or the Agreement.

“Go-Live Date” means the date on Customer deploys or causes to be deployed a given deployment of the Content Direct System (or, if the relevant application is only a portion of the Content Direct System, then the applicable portion thereof) into the Production Environment.

“Merchandise” means any content, merchandise, products or services (in digital, physical, subscription or other medium) offered by Customer or it’s Affiliate that is processed, sold or provisioned through the Content Direct Services.

“Player” means (a) if applicable, one or more of the CSG Media Playback Applications provided by CSG under an applicable statement of work, if any, (as generally described on Schedule B), and (ii) if applicable, a player (video and/or audio) provided by Customer or its third party service provider that utilizes the Content Direct Web Service APIs to integrate with the Content Direct Application Server Modules.

“Services” means the Content Direct Services, CD Professional Services and Support Services.

“Storefront” means one or more of the Consumer Experiences (listed in Schedule B) identified in a statement of work, which indicates the Storefront solution(s) included in the Content Direct Services made available under such statement of work.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2. Content Direct Third-Party Software/Products

Customer acknowledges that the Content Direct System and Content Direct Services may incorporate or integrate with certain third-party software or services (“Third-Party Products”) and that such Third-Party Products shall be identified in Schedule B, a statement of work, or the Documentation. The fees and any additional terms, conditions and restrictions for such Third-Party Products, if any, shall be set forth in the applicable SOW or a Schedule to the Agreement or SOW as applicable. For clarity, Third-Party Products are also Third-Party Software as defined in the Agreement.

3. Content Direct Maintenance and Support Services

Subject to the terms and conditions of the Agreement and this CD Amendment (including, but not limited to, the attached Schedules and Exhibits) and for the applicable Fees described herein (as defined in Section 10 of this Attachment A of this CD Amendment), CSG agrees to provide to Customer maintenance and support for the Content Direct System and Content Direct Services in accordance with the terms set forth in Schedule I, as amended, of the Agreement and this Paragraph 3 of Attachment A (“Support Services”). Support Services includes any fixes, updates, upgrades or modifications to the Content Direct System made during the CD Amendment Term to the Content Direct System (“Fix(es)”). The term “Support Services” does not include: (a) custom modifications to the Content Direct System as requested by Customer, (b) maintenance and support of, or the required implementation of updates to, any customization to the Content Direct System deployed by Customer, where such customizations are not specifically identified in a statement of work as being “supported” by CSG, (c) maintenance and support of any third-party products not supplied by CSG that are utilized by Customer in connection with its use of the Content Direct System, (d) modifications to the Content Direct System required to enable it to function properly with updates, upgrades or modifications to Customer’s systems, (e) maintenance and support (including configuration, monitoring, or backup) of any systems, equipment, hardware, software and networks of Customer or its Affiliates regardless of whether each of the foregoing are owned and operated by such party or owned and operated by a third party on such party’s behalf, or (f) any new product, service or application that is not a Fix of the Content Direct System that CSG makes generally available as a separately priced item. In addition, CSG shall not be obligated to fix any problem with the Content Direct Service or be responsible for a Service Interruption (as defined in Section 11 of this Attachment A) if such Service Interruption is caused by the following circumstances:

i.	Customer has used the Content Direct Service other than for its intended purpose as indicated in the Agreement, this CD Amendment, applicable statement(s) or work and/or Documentation;

ii.	Customer has altered, damaged, modified or incorporated the Content Direct Service into other software in a manner not approved by CSG;

iii.	The problem was caused by Customer’s or a third party’s software or equipment (including, if applicable, Customer’s Media Playback Application), not provided or approved by CSG;

iv.	The problem was caused by Customer’s accessing of the Content Direct System or Content Direct Services on any hardware, operating system or network environment not supported by CSG in accordance with this Schedule I or a statement of work; and/or

v.	The problem is attributable to the Customer’s failure to use Compatible Interfaces (as defined on Schedule B).

If Customer requests that CSG provide maintenance and support or similar services that are excluded from the above definition of Support Services, the parties may enter into a statement of work authorizing CSG to provide the additional maintenance and support and similar services.

Customer acknowledges that neither the Production Environment nor the IOT Environment are intended or engineered to perform high volume “stress” or performance testing against the Content

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Direct System and absent CSG’s prior written approval Customer shall not, nor authorize or permit any third party to perform Performance Testing. “Performance Testing” in the IOT Environments or the Production Environment shall mean greater than *********** **** ********** ************ per business unit. In the event of a breach of the restrictions on Performance Testing, CSG may, without notice, temporarily suspend Customer’s access to the Production Environment or IOT Environment. If CSG discovers unauthorized Performance Testing conducted by Customer or any third party using Customer’s business unit(s), CSG agrees to (A) use its commercially reasonable best efforts to promptly mitigate any adverse consequences on the Content Direct System and any damages (to CSG, Media or any third party using the Content Direct System) as a result of such Performance Testing, and (B) promptly notify Customer of such Performance Testing and explain CSG’s efforts to mitigate the consequences and damages resulting therefrom.

Customer Responsibility to Maintain Post Go-Live

After a given Content Direct System deployment has been deployed into the Production Environment, Customer is principally responsible for managing the day-to-day operations of such deployment, including, by way of example only, Storefront changes, refreshing or adding new Customer Content and Merchandise, encoding or transcoding Customer Content, continued product and pricing configuration, syndication and marketing services. Customer may discharge such responsibility itself, through a third-party (subject to the applicable limitations set forth in this CD Amendment) or by requesting CSG to provide such support. CSG may provide support to Customer on a Content Direct System deployment either pursuant to a statement of work entered into by the parties that specifies the specific CD Professional Services or support to be provided or, Customer may request in writing and CSG shall provide such CD Professional Services or support on an ad hoc basis.

4. Grants. The rights, obligations and restrictions in this Section 4 are exclusive to the provision of Services under this CD Amendment and the terms of Section 12 - License Grant of the Agreement are not applicable to the provision of Services under this CD Amendment (provided that the definition of the term “Affiliate” shall nevertheless continue to have the definition set forth in such Section 12, as provided above in Section 1 of this Attachment A).

a.	CSG to Customer.

(i)	CSG hereby grants Customer and its Affiliates a non-exclusive and non-transferable (except as set forth in Section 29 of the Agreement), non-sublicensable, perpetual (but only during the CD Amendment Term and any applicable Termination Assistance Period), limited, worldwide right and license for it and its Affiliates and its and their respective employees and Qualified Third Party Contractors to access and use the Content Direct System, Documentation and (upon making such available to Customer) the Deliverables in the IOT Environments and the Production Environment for the sole purposes of receiving and using the Content Direct Services for Customer’s and its Affiliates’ own business purposes and operations. The parties acknowledge that the initial configuration of each Content Direct System solution deployed under this Agreement for Customer or its Affiliate shall be described in a statement of work executed by the parties.

(ii)

CSG shall provide Customer with unique and confidential access codes, and access and use of the Content Direct System shall be by Content Direct Web Services (e.g., those listed in Schedule B) or web-enabled user interface access only, and nothing in the Agreement as amended (including this CD Amendment) shall entitle Customer or any Consumer to delivery of the object or source code relating to the Content Direct System. Customer shall have the right to copy and distribute internally the Documentation as reasonably required to support its use of the Content Direct System. Unless otherwise ordered by Customer in a different language, the Content Direct Services are provided in the English (US) language. Additional languages for the Consumer Experiences listed in Schedule B are available subject to an

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additional annual rights fee per Consumer Experience per language per Storefront. Each Storefront made available under a statement of work, shall include the “Powered by Content Direct” logo in such form and placement as the Parties agree for each Storefront. Customer acknowledges that except as specifically requested by Customer and provided in an statement of work executed by the parties, the Content Direct Services do not include any digital rights management content protection or license delivery and management services (“DRM”), content delivery network (“CDN”) services, signal capture or encoding/transcoding of Customer Content, and that, as between CSG and Customer, Customer is responsible (directly or through a third-party designee) to provide DRM, CDN services, and encoding/transcoding for its Customer Content.

b.	Restrictions. Customer shall not, nor authorize or permit any third party to (i) disclose Customer’s unique access codes to any entity other than Customer’s and/or its Affiliates’ authorized employees and Qualified Third Party Contractors, (ii) reproduce, allow use of or access to the Content Direct System or sell, rent, lease, use in a service bureau, sublicense or otherwise transfer or assign its rights to access and use the Content Direct System, in whole or in part, to a third party, unless explicitly provided herein, (iii) alter, enhance or otherwise modify or create derivative works of or from the Content Direct System; (iv) disassemble, decompile, reverse engineer or otherwise attempt to derive the source code of the Content Direct System; or (v) remove or destroy any proprietary markings, confidential legends or any trademarks or trade names of Media or its licensors placed upon or contained within the Content Direct System, Software, Documentation or Deliverables. Customer will use its commercially reasonable efforts to avoid posting or transmitting into the Content Direct System any software or Customer Content that contains a virus. Customer shall be responsible for the improper use or disclosure of any of Customer’s unique access codes by Customer’s employees, Qualified Third Party Contractors or any third party that accesses the Content Direct System through the Customer’s unique access codes. Customer will not be responsible for any third party access resulting from the acts or omissions of CSG, Media, CSG’s other agents or another CSG client.

c.	Web Services Validation. Customer will comply with the Content Direct Web Services Standards. As used herein, “Content Direct Web Services Standards” mean those rules, specifications and standards that relate to Customer’s use of the Content Direct Web Services to integrate with the Content Direct System, as referenced in the Documentation.

5. No Consequential Damages/Limitations of Liability. The terms provided in this Section 5 are exclusive to the provision of Services under this CD Amendment and the terms of Section 17, No Consequential Damages/Limitation of Liability, of the Agreement are not applicable to the provision of Services under this CD Amendment.

UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR ANY DAMAGES OTHER THAN THE FOLLOWING UNDER A AND B BELOW (COLLECTIVELY “CLAIMS”):

a. DIRECT DAMAGES, OR

b.******** ******* ********** **** ** ******* **** *** ** ***’* ************ ********** ** ********’* ******** ***** ** **** ************ ********** *** **** ****** ** ***, *** **********, *** ** ***** ***********.

EXCEPT AS SET FORTH IN CLAUSE B ABOVE, NEITHER PARTY SHALL BE LIABLE FOR DAMAGES SUCH AS CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR OTHER LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON THE OTHER PARTY’S CLAIMS OR THOSE OF THEIR AFFILIATES (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, DELIVERABLES, OR SERVICES, THIRD-PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. THE AGGREGATE LIABILITY THAT CSG AND ITS AFFILIATES, ON THE ONE HAND, AND CUSTOMER AND ITS AFFILIATES, ON THE OTHER HAND, MAY INCUR WITH RESPECT TO ALL CLAIMS SHALL NOT EXCEED *** ******* ** *** *** ****** ******** **** ** ******** ********* ** ******* ****** ****** ****** *** ******* ****** ******** ** *** ******-**** ****** *********** ********* *** **** ** ***** **** ***** ** ****, ** *** *** ******* ******* ************ (THE “CD Liability Cap”).

DESPITE THE FOREGOING EXCLUSIONS AND LIMITATIONS, THIS SECTION 5, INCLUDING, BUT NOT LIMITED TO, THE CD LIABILITY CAP, SHALL NOT (I) APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY, (II) APPLY TO THE EXTENT THAT THE LIABILITY ARISES OR RESULTS FROM FRAUD OR (III) BE CONSTRUED OR APPLIED SO AS TO LIMIT OR REDUCE:

EITHER PARTY’S OBLIGATIONS TO PAY MONEY DUE HEREUNDER;

CUSTOMER’S BREACH OF SECTION *.*.********* ** ********** * OF THIS CD AMENDMENT

EITHER PARTY’S LIABILITY IN CONNECTION WITH ******* ********* **** ********* ** ******** ******** ****** ** ******** ******; OR

ANY OTHER *************** OBLIGATIONS, INCLUDING, BUT NOT LIMITED TO, THE *************** OBLIGATIONS SET FORTH IN ******* ** *********** OF THE AGREEMENT, ******* ** ***************** OF THE AGREEMENT, THE *************** OBLIGATIONS SET FORTH IN THIS CD AMENDMENT, OR THE *************** OBLIGATIONS SET FORTH IN THIS CD AMENDMENT; PROVIDED, HOWEVER, THE FOLLOWING LIMITATIONS OF LIABILITY (THE “CD ******** ****** CAPS”) SHALL APPLY TO THE FOLLOWING CLAIMS *** ********* (INCLUDING CLAIMS BY A THIRD PARTY OTHER THAN AN **********’* AFFILIATE) OR OTHER DAMAGES MADE BY A PARTY UNDER THIS AGREEMENT, WHICH LIMITATIONS SHALL, IF AND AS APPLICABLE, CONTROL:

IN CONNECTION WITH OR ARISING OUT OF ** *********** ******** ****** ***** (AS DEFINED IN SECTION ****. OF THIS ATTACHMENT A TO THE CD AMENDMENT), CSG’S *************** OBLIGATIONS AND LIABILITY FOR DAMAGES RESULTING FROM ** *********** ******** ****** ***** SHALL NOT EXCEED *** ******* ******* *************. THE EXISTENCE OF ONE OR MORE *********** ******** ****** ****** ARISING OUT OF THE SAME ******** ****** WILL NOT ENLARGE THE FOREGOING LIMITS; AND

IN CONNECTION WITH OR ARISING OUT OF A ****** ******** ****** ***** (AS DEFINED IN SECTION ***** OF THIS ATTACHMENT A OF THIS CD AMENDMENT), CSG’S LIABILITY FOR A ****** ******** ****** ***** SHALL NOT EXCEED *** ******* ******* ************ (THE “****** ******** ****** CAP”). THE EXISTENCE OF ONE OR MORE DIRECT ******** ****** ****** ARISING OUT OF THE SAME ******** ****** WILL NOT ENLARGE THE FOREGOING LIMITS.

EXCEPT FOR CLAIMS ACCRUING UNDER SECTION **** OF THIS ATTACHMENT A TO THE CD AMENDMENT, SECTION **** ********* OF THE AGREEMENT, ********* *********** SET FORTH IN THIS ATTACHMENT A, OR SECTION ** ***************** OF THE AGREEMENT, OR IN CONNECTION WITH A CLAIM ASSERTED BY A THIRD PARTY (OTHER THAN AN AFFILIATE OF CUSTOMER) ARISING FROM A ******** ****** (AS DEFINED BELOW IN SECTION **.*. OF THIS ATTACHMENT A), NEITHER PARTY MAY BRING A CLAIM AGAINST THE OTHER MORE THAN ****** **** ****** FOLLOWING THE END OF THE CD AMENDMENT TERM.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

In the event that at any point during the CD Amendment Term previously paid, agreed upon pursuant to a settlement agreement and/or judicially determined liabilities have accrued with respect to CSG and/or its Affiliates to the extent that the CD Liability Cap has been reached or exceeded, Customer shall have the option to terminate the CD Amendment Term and each effective statement of work for the provision of Services under this CD Amendment upon not less than ****** **** ***** prior written notice to CSG, which termination shall become effective as of the date specified in such notice, provided that notwithstanding any such termination the Section 20(d) (Termination Assistance), of the Agreement shall continue to apply with respect to the terminated products and services.

6. Content Direct Term. The terms and conditions provided in this Section 6 are exclusive to the provision of the Content Direct System and the Content Direct Services provided under this CD Amendment.

a.	Initial CD Amendment Term. The initial term of the Content Direct Services and access to the Content Direct System available under this CD Amendment shall commence on the Effective Date of this CD Amendment and expire *** *** ***** from the first Go-Live Date of the Content Direct Services (the “Initial CD Amendment Term”) unless terminated earlier in accordance with a ******* ** ****** ***** defined in Section **** below.

b.	First CD Renewal Option. Prior to the end of the Initial CD Amendment Term, Customer shall have the option (the “First CD Renewal Option”) in its sole discretion to extend the Initial CD Amendment Term for one (1) year (the “First CD Renewal Term”) on identical terms and conditions with written notice to CSG no less than *** *** ****** prior to the expiration of the Initial CD Amendment Term (the “First CD Renewal Deadline”). CSG will use commercially reasonable efforts to notify (such notice, the “First CD Renewal Deadline Notice”) Customer of the approach of the First CD Renewal Deadline not less than ***** *** ****** prior to the First CD Renewal Deadline (the “First CD Renewal Deadline Notice Date”). If the First CD Renewal Deadline Notice is received by Customer following the then-applicable First CD Renewal Deadline Notice Date, then the First CD Renewal Deadline Notice Date shall be extended by an equal number of days by which Customer’s receipt of First CD Renewal Deadline Notice occurred after the First CD Renewal Deadline Notice Date.

c.	Second CD Renewal Option. If Customer renews this CD Amendment for the First CD Renewal Term, prior to the end of such First CD Renewal Term, Customer shall have the option (the “Second CD Renewal Option”) in its sole discretion to extend the First CD Renewal Term for one (1) year (the “Second CD Renewal Term”) on identical terms and conditions with written notice to CSG no less than *** (********* prior to the expiration of the First CD Renewal Term (the “Second CD Renewal Option”; the Initial CD Amendment Term and if and to the extent exercised by Customer, the First CD Renewal Term and Second Renewal Term, are collectively referred to as the “CD Amendment Term”). CSG will use commercially reasonable efforts to notify (such notice, the “Second CD Renewal Deadline Notice”) Customer of the approach of the Second CD Renewal Deadline not less than ***** *** ****** prior to the Second CD Renewal Deadline (the “Second CD Renewal Deadline Notice Date”). If the Second CD Renewal Deadline Notice is received by Customer following the then-applicable Second CD Renewal Deadline Notice Date, then the Second CD Renewal Deadline Notice Date shall be extended by an equal number of days by which Customer’s receipt of Second CD Renewal Deadline Notice occurred after the Second CD Renewal Deadline Notice Date.

d.

******* ** ******. At the ***** anniversary of the ***** ** **** ****, Customer shall have the right to terminate this CD Amendment and each statement of work executed hereunder prior to the expiration of the Initial CD Amendment Term if **** **** ***** ******** ********

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****** ** *********** *** ***** *** ******* ****** ****** ** *** *** ** *** ******* ****** ** ** *********** ********* *** ***** *********** ** **** ***** ** **** **** (the “****** ******* Termination Date”). Customer shall have *** **** ******** **** after the ****** ******* Termination Date to exercise its termination right under this Section 6.d. by providing written notice thereof to CSG. If Customer fails to timely exercise its termination right within the foregoing *** **** ******** *** period, such termination right shall be irrevocably waived. Customer acknowledges that, except for such amounts that (i) may have been prepaid for goods and/or services not received by Customer, (ii) in connection with a breach of warranty, or (iii) in connection with the return of products as provided in Section 13(b)(ii)(C) of the Agreement, it shall not be due any refund of any Fees incurred, paid or payable under this CD Amendment or a statement of work if Customer terminates this CD Amendment pursuant to this Section 6.d. The parties acknowledge that as of the Effective Date none of the Fees described in the CD Platform Fee Schedule set forth in Section 10 of this Attachment A are a prepayment for goods and/or services, and such Fees are therefore not subject to refund (if and as invoiced and paid) in the event Customer terminates this CD Amendment pursuant to this Section 6. Termination of this CD Amendment and each effective statement of work pursuant to this Section 6 shall remain subject to Section 20(d), Termination Assistance, of the Agreement.

7. Termination Assistance. In lieu of the provisions of Section 20 of the Agreement, the following provisions shall apply to Termination Assistance provided in connection with the Content Direct Services:

a.	Content Direct Termination Assistance. Upon expiration or termination of the CD Amendment or a statement of work for Content Direct Services for any reason, CSG shall, upon Customer’s reasonable written request provide to Customer for up to *** ******* ****** ***** **** (the “Termination Assistance Period”), reasonable assistance and cooperation to transfer and transition to Customer (or Customer’s designee, PCI-certified, if applicable) Customer Content, Consumer Information and Customer’s Intellectual Property in CSG’s possession or as compiled by the Content Direct System as of the date of termination. If Customer requests that CSG provide the foregoing information in a form different than that held by CSG in the Content Direct System, or requests CSG to perform any other services to Customer to transition Customer’s Consumer offering beyond the return of the foregoing information (collectively, the “Content Direct Termination Assistance”), Customer acknowledges that such Content Direct Termination Assistance may be provided by CSG at its discretion, for the CD Professional Services fees provided in Section 10 below and the parties will enter into a separate statement of work or other agreement to document the specific Content Direct Termination Assistance to be provided, the specific Termination Assistance Period and the applicable fees. Customer acknowledges that conditions precedent to CSG’s performance of any Content Direct Termination Assistance are Customer’s obligations to pay CSG any Undisputed Fees related to the Content Direct Services or other amounts outstanding, due or payable to CSG with respect to the Content Direct Services as of the date (or as a result) of the expiration or termination of the relevant statement of work.

8. Intentionally omitted.

9. Content Direct System Ownership and Customer Content or Merchandise Rights

The Content Direct System, all Content Direct Services and, unless otherwise expressly provided otherwise in a statement of work, all Deliverables delivered by CSG under a statement of work, are “Software Products.” In addition, the parties acknowledge that CSG shall own the Content Direct System Usage Data. With respect to any Customer Content and Merchandise that Customer provides to CSG for use, scaling, publication, display, distribution and processing through the Content Direct System, including Customer Content and Merchandise owned by Customer or by a person other than Customer (the “Third Party Content Owner”), Customer warrants that it owns or has the necessary rights from third parties, including any Third Party Content Owner, to use, scale, publish, display, distribute and sell such Customer Content and Merchandise through the Content Direct System and to have such acts performed by CSG on Customer’s behalf. CSG shall not obtain any ownership rights to

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

the Customer Content or Merchandise provided by Customer pursuant to this Agreement. In no event shall CSG lease, sell or otherwise commercially exploit any Consumer Information or Consumer Usage Data.

CSG acknowledges and agrees that (a) CSG’s use of the Customer Content and Merchandise shall at all times be subject to and solely pursuant to the express, written approval of Customer, which approval Customer may grant or withhold in its sole and absolute discretion for any reason or no reason, (b) Customer may at any time and from time to time and in Customer’s sole discretion, for any reason or no reason, upon notice to CSG, without the need for any consent, written or otherwise, from CSG, (i) change, alter, delete, add to or otherwise modify the Customer Content and/or Merchandise and (ii) stop CSG’s, Media’s or any of their Affiliates’ or agents’ use of any or all of the Customer Content and/or Merchandise, and (c) CSG shall, and shall cause Media or any of their Affiliates or agents to comply with the terms of such notice as soon as reasonably possible.

The provisions of this CD Amendment are not intended to create, nor shall they be construed as creating or otherwise providing any rights to CSG, Media or any of their Affiliates or agents to purchase or sell products or programming manufactured and/or distributed or otherwise made available by Customer and/or any of its Affiliates. CSG expressly recognizes and agrees that any goodwill now existing or hereafter created through any use of the Customer Content or Merchandise or any related services performed in association therewith shall inure to the sole and exclusive benefit of Customer and/or its Affiliates and licensors.

CSG shall immediately cease using, and shall cause its Affiliates and other agents to cease using, the Customer Content and/or Merchandise upon expiration or termination of this Agreement for any reason or no reason whatsoever and shall, upon written request by Customer, certify such cessation to Customer.

CSG expressly recognizes and acknowledges that this CD Amendment, as well as any past use by CSG, its Affiliates and/or their agents of the Customer Content in any manner whatsoever or in any form whatsoever shall not confer upon CSG, its Affiliates and/or their agents any proprietary or other rights, or title or interest in, to or under any of the Customer Content and/or Merchandise, including, without limitation, any existing or future goodwill in any of the Customer Content and/or Merchandise.

10. Fees. Without limitation of the provisions set forth in Schedule F of the Agreement, the following fee schedule (collectively, “Fees”), terms, and conditions shall also apply with respect to the provision of the Content Direct System and related Services:

Content Direct System Fees Definitions

“Active CD Subscriber” means each (a) *** ********** **********, and (b) ****** ******** *** ******** ** *** ************* who, in a given Billing Period, *******, ***** ** **** * ************ **** * *** ** ** ******* ** * ***** ******** *******. * ******** *** **** **** **** *** ****** ************ ****** * ******* ****** *** **** ******** ***** **** ** ****** ** ** *** *** ****** ** ********** *** **** ******* ******, ****** **** ******** *** ******** ********** ******** **** ************* ******* ** * ****** ******** ******* ** ******** ******** *********, ** ***** **** **** ********** ******* ***** ** ******* ** * ******** *** ******** ****** ** **********.

“Capacity” means the maximum number of aggregate Active CD Subscribers specifically licensed to use the Base CD Platform (as defined in Schedule B) and any licensed Consumer Experiences identified in a statement of work.

“CD ASH Services” means services performed by CSG on the ******* ****** ******’* ********, ********* *** ************ ** ******* ** ********’* *** ** ********** ** *** ******* ****** ****** *** ******* ****** ********. CD ASH Services are subject to the ASH Services

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

rate provided in Schedule F of the Agreement. Examples of CD ASH Services include but are not limited to: ****** ***********, ****** *************, ******* **********, ********** *******, *** *******, ***** ***** ******* *******, *** ******** **********.

“CD Professional Services” means implementation, development, integration or configuration services provided by CSG under this CD Amendment or a statement of work specifically with respect to the Content Direct System, which services are subject to the Professional Services rate provided in Schedule F CSG SERVICES, Section V., Technical Services of the Agreement.

“*** ********** **********” means the quotient of ******* *** ******* divided by the ********** **** for such Billing Period. ** *** ********** ********** ** * ***** *********** ** ***-************ ********* ** ********* ********** ****** ** *********** *** ******* ********. By way of example, if (a) ******* *** ******* is $****** and (b) the ********** **** for such month is $**, then (c) the ****** ** *** ********** *********** is *** for such Billing Period ($**,***/$**).

“******* *** *******” means the aggregate revenue ********** ****** processed through the Content Direct System and related Services in a Billing Period from ************* ***** ** ****** (****), ********** ****-*******, ******* **** *** ***** **************** *********, ******* *** ******** ** ******** ******** ** ********* ***, ** *** **** ** **** ********, ****** ** ******* *** *** ********** ** * ******** *******. For the avoidance of doubt, ******* *** ******* ** ******** ** ******* *** ******* **** ********* **** *** *** ** ****** ** ********** ** ************ ******* ** ****** *** ** *** “****** ** **********” **********.

“SaaS Operations Services” means those hosting, IT and hardware administration and network security services performed by CSG, including but not limited to server and operating system monitoring, environment monitoring and maintenance, environment validation, penetration testing, database monitoring, PCI certification, SSAE 16 SOR and Safe Harbor Self-Certification.

“********** ****” means the aggregate revenue ********** ****** processed through the Content Direct System and related Services in a Billing Period ********* ** ********* **** ************ ******** ******* ** ****** ** ********* **** ******* ********** ************ ********.

Content Direct System and Services Fees

CD Platform Fees

Description of Item/Unit of Measure	Frequency	Fee
A. Platform Capacity Contribution
1. Platform Capacity Contribution (Note 1)	********	$	*********
2. Base CD Platform License Fees
a) First Tier License (for up to ******* Active CD Subscribers) (Note 2)	********	$	***********

b) Expanded License Fee (per Capacity of Aggregate Active CD Subscribers) (Note 3-4) (applicable only after the number of Active CD Subscribers exceeds ******* for NOT LESS THAN *** *** *********** Billing Periods)

• ******* to ********* Active CD Subscribers	***********	$	***********
• ********* to ********* Active CD Subscribers	***********	$	***********
• ********* to ********* Active CD Subscribers	***********	$	**********
• ********* to ********* Active CD Subscribers	***********	$	**********
• Each block of ********* Active CD Subscribers in excess of ********* Active CD Subscribers (a “Block”)	***********	$	**********
3. Monthly Active CD Subscriber Fee (per Active CD Subscriber) (Note 5)
a) * to ********* Active CD Subscribers (per Active CD Subscriber)	*******	$	******
b) ********* to ********* Active CD Subscribers (per Active CD Subscriber)	*******	$	******
c) ********* to ********* Active CD Subscribers (per Active CD Subscriber)	*******	$	******
d) ********* to ********* Active CD Subscribers (per Active CD Subscriber)	*******	$	******
e) Greater than ********* Active CD Subscribers (per Active CD Subscriber)	*******	$	******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
B. CD Platform SaaS Fees
1. For the ***** **** *** ******* ******* following the first Go-Live-Date	*******	$	*********
2. For Billing Period **** *** and each Billing Period thereafter and if applicable, each Billing Period during the First CD Renewal Term or Second CD Renewal Term	*******	$	*********
C. UltraViolet / DECE Fees (Note 6)	***********		*****
D. Other Services
1. Implementation Services (Note 7)	***********		*****
2. Technical Services (including CD Professional Services and CD ASH Services)	***********		Per Section V. under CSG SERVICES
3. Additional Training and documentation	***********		Per Section VII. under CSG SERVICES

Note 1: Platform Capacity Contribution. Customer shall pay CSG the Platform Capacity Contribution fee set forth in Section 1 of the above table to reserve sufficient capacity on the Content Direct System to serve, consistent with the Availability SLA, the aggregate number of Active CD Subscribers forecasted by Dish during the CD Amendment Term. The Platform Capacity Contribution fee shall be invoiced as of the ********* **** ** *** ******* ** ********* **** and due as provided in the Agreement.

Note 2: First Tier License. Customer shall pay CSG as a ******** license fee of $********* for initial Capacity up to ******* Active CD Subscribers (the “First Tier License Fee”). The First Tier License Fee shall be invoiced as of the ********* **** ** *** ******* ** ********* **** and due as provided in the Agreement.

Note 3: Expanded License Fee. In the event that the Active CD Subscribers exceeds ******* for NOT LESS THAN *** *** *********** Billing Periods, CSG will invoice for the Expanded License Fee based on the Active CD Subscribers applicable tiers listed in the above table. Thereafter Customer’s capacity shall be the aggregate of the initial capacity of 500,000 plus any purchased additional capacity tiers.

Note 4: Expanded License Fees are subject to the following terms and conditions:

(1)	Expanded License Fees are applicable only after the number of Active CD Subscribers exceeds ******* for NOT LESS THAN *** *** *********** Billing Periods.

(2)	Active CD Subscribers are aggregated from each of the statements of work executed under this CD Amendment, unless a statement of work specifically excludes such aggregation (in whole or in part), and the Active CD Subscribers during a given Billing Period are measured ** ** *** **** *** of each Billing Period (**** *** *** **** ******* ******* *** ********** **** ** *** ** ********* ****);

(3)	Tiers may not be skipped; if Active CD Subscribers increase beyond the next Capacity Tier, Expanded License Fees will be due for each Capacity Tier (i.e., if Active CD Subscribers increases from ******* to ********* over *** *** *********** Billing Periods, Expanded Licenses of $********* will be invoiced);

(4)	Customer shall not be entitled to any refund of License Fees in the event the number of Active CD Subscribers at any time falls from a higher Tier to a lower Tier; and

(5)	Expanded License Fees for a given Tier shall be invoiced in the Billing Period in which the number of Active CD Subscribers increased to a higher Tier or successive Block).

Note 5: Monthly Active CD Subscriber Fees are subject to the following terms and conditions:

(1)	The Monthly Active CD Subscriber Fees are calculated on a tiered volume discounting basis. For example for a given Billing Period if there are ********* Active CD Subscribers, then the Active CD Subscriber Fees would be $******* = ($**************) + ($************).

(2)	Active CD Subscribers are aggregated from each of the statements of work executed under this CD Amendment, unless a statement of work specifically excludes such aggregation (in whole or in part), and the Active CD Subscribers during a given Billing Period are measured as of *** **** *** ** each Billing Period (**** *** *** **** ******* ******* *** ********** **** ** *** ** ********* ****);

(3)	CSG shall invoice the Monthly Active CD Subscriber Fee to Customer ** *** *** ** **** ******* ****** ***** *** ***** ******* **** (the “CD Subscriber Billing Commencement Date”). If the CD Subscriber Billing Commencement Date occurs on a date other than the first day of a Billing Period and/or the last day on which the Content Direct Services are used is on a date other than the last day of a Billing Period, then the Monthly Active CD Subscriber Fee for such Billing Period shall be prorated.

Note 6: UltraViolet / DECE Fees. As of the Effective Date the ******* **** *** *** ********** *** ***** *** ******** ***** ** ***** ******** **** ****** *** ********** *********** ******* (as defined in the DECE Documents). Therefore, Customer acknowledges this Section 10 of this Attachment A does not include any of the fees that may apply to such UltraViolet participation/distribution. In the event that the parties enter into one or more statements of work regarding UltraViolet deployments, then the parties will identify in each statement of work those implementation, licensing and transaction fees that will apply to such UltraViolet deployments.

Note 7: The specific terms of the implementation services shall be set forth in the mutually agreed upon statement of work.

Consumer Experience Rights

Description of Item/Unit of Measure	Frequency	Fee
A. Consumer Experience (Note 1)
1. ***** **** *********** ********* *** ******* **********	********	$	*********
2. ***** ********* ******** *** ******* ********** ******* ******* ****	********	$	*********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
3. *********** ******** ******* *** ******	********	$	*********
4. *** ******** ******* *** ******	********	$	*********
5. ****** ** ****** *********** ***********	********	$	*********
6. *** ***** ********** * ******	********	$	*********
7. *** ***** ********** * ****	********	$	*********
8. *** ******** ******* * ****** *******	********	$	*********
9. *** ******** ******* ***** *******	********	$	*********
10. *** ** ****** *********** ******* *******	********	$	*********
11. *** ** ****** *********** ***** *******	********	$	*********
12. ******* ***** ********** * *******	********	$	*********
13. ******* ***** ********** * ******	********	$	*********
14. ******* ******** ******* * ******* *******	********	$	*********
15. ******* ******** ******* * ****** *******	********	$	*********
16. ******* ** ****** *********** ******** *******	********	$	*********
17. ******* ** ****** *********** ******* *******	********	$	*********

Note 1: Consumer Experience Rights Fees. For each Consumer Experience deployed by Customer under a statement of work, Customer shall pay CSG a *********, ****** rights fee as set forth above per ******** **********, *** ********/************, *** ****, *** ***** (each, a “Consumer Experience Rights Fee”). Consumer Experience Rights Fees are payable in advance *** **** **** ** *** and, except as otherwise provided in a statement of work,, are invoiced as of the **-**** **** ** *** ********(*) ********** ***** **** ********* ** **** *** **** *********** *******. For the avoidance of doubt, the items in the list referenced above are distinct and separate Consumer Experiences as of the Effective Date of this CD Amendment.

Payment Processor Gateway Service for Content Direct System

Description of Item/Unit of Measure	Frequency	Fee
A. Setup/Implementation of merchant gateway ID (Note 1)	*** ****	$	********
1. Transactions
2. Payment Processor Gateway Service for Content Direct (*** ***********) (Note 2- 4)	*** ***********	$	******

Note 1: Setup and Implementation fees shall be set forth in a mutually agreed upon statement of work. Set-up fees shall be invoiced as prescribed under the applicable statement of work.

Note 2: Transaction types may include, but are not limited to credit and debit card authorization attempts (Visa, MasterCard, American Express, and Discover), PINless debit validation attempts, reversals, and refunds.

Note 3: Customer shall have one or more separate agreements with card processors and as such shall incur additional fees.

Note 4: The Payment Processor Gateway Service Fee for Content Direct Services will be invoiced based upon a calendar month in arrears.

Note: The fees specified above will be subject to Section 5 - Increase In Fees pursuant to the Agreement.

11. Performance Standards and Remedies. Without limitation of the performance standards and remedies set forth in Schedule G of the Agreement, the following performance standards and remedies shall also apply with respect to the provision of the Content Direct System and related Services:

“Excluded Problems” means Service Interruptions, degradation or problems that are the result of (a) negligent acts or omissions of Customer or its employees, contractors, or agents, including, but not limited, to the repetition such acts or omissions that CSG has notified such persons in writing not to perform or omit to perform, as applicable; (b) failure or malfunction of equipment, networks, applications, services or systems not supplied, owned, controlled or maintained by CSG, its suppliers or third party service providers contracted by CSG in connection with the Content Direct System; (c) Scheduled Maintenance; (d) the failure of power or equipment at the premises of the Customer; (e) Force Majeure; or (f) as provided in Section 3 to this Attachment A, second paragraph entitled “Content Direct Exclusions from Support Services.”

“Interrupted Service Time” means the number of minutes in a Billing Period during which Customer experiences a Service Interruption. The number of minutes of a Service Interruption shall be measured beginning on the date and time that a Service Interruption is reported on a Service Ticket or detected by the Monitoring Software and ending upon the earliest of the (a) date and time when the Service Interruption has been resolved (including resolution verified through the Monitoring Software); and

(b) date and time when the problem reported on the Service Ticket has been downgraded to a ***************** ***** ************* in accordance with Schedule I of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Interruption Time Percentage” is equal to (a) the Permissible Interrupted Minutes for a given Billing Period less the Permissible Interrupted Minutes for such Billing Period, divided by (b) the System Availability, as expressed in number of minutes for that Billing Period.

“Monitoring Software” means internal software and/or third party service that simulate transactions for purpose of determining the availability of the Content Direct System.

“Permissible Interrupted Minutes” means the number of minutes for a given Billing Period the Content Direct System may experience a Service Interruption before a Service Interruption Credit is due. The Permissible Interrupted Minutes is equal to the (a) Total Available Minutes available in a Billing Period less (b) the product of Total Available Minutes multiplied by **.*%.

“Scheduled Maintenance” means the qualifying (in accordance with the second sentence of this “Scheduled Maintenance” definition”) time the Content Direct System is not available to Consumers, during which CSG will provide maintenance on such system. To qualify as Scheduled Maintenance time, (i) CSG must have provided Customer notice of such downtime not less than *********** **** ***** prior to the commencement thereof; (ii) such maintenance time must occur during non-holiday weekday mornings and (iii) such maintenance time must not exceed, on an aggregate basis, ***** *** hours in a particular Billing Period.

“Service Interruption” means the occurrence of a ***************** ***** **********, ** ***************** ***** ********* issue (**** as defined in Schedule I of the Agreement), excluding such occurrences resulting from an Excluded Problem.

“Service Interruption Credit” means, with respect to a given Billing Period, the product of the (a) ******* ****** ** ********** Fees received by CSG during such Billing Period multiplied by (b) the Interruption Time Percentage.

“Service Ticket” means a service request (and documentation thereof) reported to or otherwise discovered by the Solution Support Center. CSG will ensure that such requests are documented and marked with the date and time the request was reported to or otherwise discovered by the Solution Support Center and with the date and time that the applicable problem was resolved.

“System Availability” means the time in a given Billing Period (expressed in minutes or as a percentage) the Production Environment of the Content Direct System is available to Consumers or Customer, excluding Scheduled Maintenance.

“Total Available Minutes” means (a) the total minutes available in a given Billing Period (i.e., number of days in Billing Period multiplied by (b) sixty (60), multiplied again by (c) twenty-four (24)).

12. Performance Standards and Remedies. Without limitation of the performance standards and remedies set forth in Schedule G of the Agreement, the following performance standards and remedies shall also apply with respect to the provision of the Content Direct System and related Services:

a.	Content Direct System Production Environment System Availability

(i)	On and after the Go-Live Date, CSG shall provide System Availability of ****% in respect of ***** ********** ** *** ********** *********** ** *** ******* ****** ****** **** *** ********** ** *** ********* *** *** ******** (** ******** **** * ******* ******) (the “CD Availability SLA”).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(ii)	Excluded Problems (as defined in Section 11 of this Attachment A) shall not count toward the CD Availability SLA in any given Billing Period. Customer acknowledges that any breach of the performance standard under this Section 12(a) shall not, by itself, constitute a breach of any other performance standards set forth in Schedule G of the Agreement. For every month in which CSG exceeds the CD Availability SLA provided in this Section 12(a), a debit shall be applied to that month’s Service Level Credits in Accordance with Exhibit G-1 of the Agreement and Section 13 of this Attachment A. A Debit achieved by CSG pursuant to paragraph 5 of Schedule G of the Agreement may be carried over for use against any Service Level Credits in the ***** (**) ******** **** immediately following the month in which the Debit was achieved. The remaining credits (Service Level Credits minus any applicable debit) shall be applied against the following month’s invoice to Customer from CSG.

13. Performance Remedies. Without limitation of the performance standards and remedies set forth in Section 1 of Exhibit G-1 of the Agreement, the following performance standards and remedies shall also apply with respect to the provision of the Content Direct System and related Services:

a.	Content Direct System Production Environment System Availability Credit

For any Billing Period with respect to which the Customer has created a Service Ticket regarding a Service Interruption, the parties shall determine the System Availability for the Billing Period in question. If CSG fails to achieve the CD Availability SLA for any given Billing Period during the CD Amendment Term, CSG shall provide a Service Interruption Credit based on the Service Interruption. In such an event, CSG shall calculate the Service Interruption Credit, apply it against any available debits and once all debits are exhausted, and apply this credit to the following Billing Period’s Fees. The foregoing shall be Customer’s sole and exclusive remedy for CSG’s failure to achieve the CD Availability SLA.

14. Content Direct Services as **** *. Schedule H (of the Agreement), CSG Systems, Inc. Business Continuity/Disaster Recovery Plan is hereby amended to add the Content Direct Services to the list of **** * services.

15. The following terms shall apply specifically to the provision of the Content Direct System and related Services:

Privacy, Data Transfer and Security Obligations.

a.	The Parties acknowledge that in order for CSG to provide Customer with Services, it will be necessary for Customer to disclose to CSG certain Consumer Information, which Consumer Information will be processed and stored (subject to the terms of the CD Amendment and applicable law) in the United States. The Parties further acknowledge that with respect to the Consumer Information, (i) Customer acts as a “data controller” (or an equivalent term under applicable law); and (ii) CSG acts as a “data processor” (or an equivalent term under applicable law), on behalf of and pursuant to, the instructions of Customer in order to comply with its obligations under this CD Amendment and under applicable law.

b.

Customer represents that it complies, and warrants that is shall during the CD Amendment Term continue to comply with applicable laws in relation to the offer and publication of Customer Content, including limiting the offering of Customer Content to those countries, territories and jurisdictions where such Customer Content is permitted by applicable law, and the collection, use, export and disclosure of Consumer Information. Further, with respect to the transfer to and processing by CSG of Consumer Information in the United States, Customer agrees to provide its Consumers that reside outside of the United States or its territories (including, but not limited to, Puerto Rico) with disclosure required by applicable law and solicit such Consumers’ consent related to such transfer to and processing by CSG in the United States. Customer shall indemnify, defend at its own expense and hold CSG and Media harmless from any claims or actions for damages made by third parties and asserted against CSG resulting from Customer’s breach of its

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

representations, warranties and covenants set forth in this Section 15.b. (a “Local Compliance Claim”). Customer’s indemnification obligation under this Section 15.b. is subject to the provisions of Section 13(f) of the Agreement.

c.	CSG shall: (i) comply with its obligations under all applicable laws and regulations regarding the collection, use, duplication and disclosure of Consumer Information and Consumer Usage Data, (ii) comply and maintain annual compliance with the Visa Cardholder Security Information Program and PCI Data Security Standards (the “PCI Standards”) and will, upon Customer’s request, provide evidence of such compliance, (iii) implement and maintain reasonable and appropriate organizational, technical and other security measures to protect the confidentiality of Consumer Information and Consumer Usage Data and prevent any unauthorized or unlawful processing, alteration, display, publication or disclosure of, and access to, such Consumer Information and Consumer Usage Data, (iv) not duplicate, copy, reproduce or use any Consumer Information (or any portion thereof) or Consumer Usage Data other than for back-up purposes and as required to perform the Services under this CD Amendment; (v) limit access to the Consumer Information and Consumer Usage Data to Qualified Parties; (vi) only use Consumer Information and Consumer Usage Data for the purposes of fulfilling its obligations under the Agreement, and CSG will not disclose or otherwise process such Consumer Information and Consumer Usage Data except upon Customer’s instructions in writing; and (vii) notify Customer in writing and obtain Customer’s consent before sharing any Consumer Information and Consumer Usage Data with any government authorities or other third parties; provided, that CSG shall not require Customer’s consent to disclose or transfer Consumer Information or Consumer Usage Data (as applicable) to a third party (including, as applicable, the provider of CSG’s Payment Gateway Services) that is specifically and expressly identified in a statement of work executed by Customer as being a permitted recipient of such Consumer Information or Consumer Usage Data (foregoing clauses (i) through (vii) collectively referred to as the “Security Measures”). “Qualified Parties” means CSG employees or contractors (A) who have a bona fide need to access the applicable information in connection with the performance of CSG’s obligations hereunder, and (B) who have executed an agreement with CSG or its Qualified Third Party Contractor (including Media) that is no less restrictive than the provisions set forth in Exhibit B-1(c) of the Agreement. CSG shall (I) take all reasonably necessary precautions to protect the Consumer Information and Consumer Usage Data in connection with disclosures to its employees and contractors; (II) ensure that its employees’ and contractors’ use of the Consumer Information and Consumer Usage Data is strictly in accordance with the limitations contained in the Agreement, and (III) be responsible for the acts or omissions of such third parties with respect to their use of the Consumer Information and Consumer Usage Data and shall defend, indemnify and hold harmless Customer, its impacted Affiliates and its and their respective officers, directors, members, shareholders, partners, employees, agents and legal representatives (“Customer Indemnitees”) from and against any and all claims and suits brought and liabilities, expenses, attorneys’ fees or damages claimed by a third party other than an Affiliate of the Customer Indemnitees for any breach by such third party of CSG’s obligations with respect to the Consumer Information and Consumer Usage Data. For clarity, CSG’s indemnification obligation under this Section 15(c) is subject to the provisions of Section 13(f) of the Agreement and, to the extent such third party’s acts or omissions constitute a Security Breach, Section 5 of this CD Amendment.

d.	CSG represents that it adheres to the U.S.-European Union (“EU”) Safe Harbor Framework (“Safe Harbor”) that protects the transfer of certain Consumer Information from the EU (including Switzerland) to the U.S., and has received acknowledgment from the U.S. Department of Commerce that CSG is self-certified under the Safe Harbor (the “Safe Harbor Certification”). CSG agrees to maintain such Safe Harbor Certification during the CD Amendment Term. If at any time CSG no longer participates in, or meets the requirements of, Safe Harbor, CSG shall provide Customer with prompt written notice to Customer, at which time the Parties shall engage in good faith negotiations to execute an amendment to this CD Amendment that incorporates terms and conditions that protect Consumer Information to the same extent as Safe Harbor.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

e.	In the event of the unauthorized access to, disclosure of or use of Consumer Information or Consumer Usage Data in violation of this Section 15 not caused by the acts or omissions of Customer or the intentional or willful breach of this Agreement by CSG, Media or their Affiliates and/or agents (a “Security Breach”), CSG shall indemnify, defend at its own expense and hold the Customer Indemnitees harmless from (i) any governmental inquiries and investigations imposed upon CSG or Customer by any governmental authority having proper jurisdiction over such Security Breach and (ii) any claims asserted against any Customer Indemnitee by a third party other than an Affiliate of such Customer Indemnitees arising from such Security Breach (collectively, an “Indemnified Security Breach Claim”). For clarity, CSG’s indemnification obligation with respect to an Indemnified Security Breach Claim under this Section 15.e. is subject to the provisions of Section 13(f) of the Agreement and Section 5 of this Attachment A to the CD Amendment. Damages incurred directly by Customer for a Security Breach shall not be subject to indemnification by CSG but instead shall be subject to a claim by Customer for CSG’s breach of this Section 15 (a “Direct Security Breach Claim”), subject to Section 5 of this Attachment A to the CD Amendment. If CSG is responsible for a Security Breach and applicable law requires CSG to provide (A) notification to public authorities, individuals, or other persons, or (B) undertake other remedial measures (including, without limitation, notice, credit monitoring services and the establishment of a call center to respond to inquiries (each of the foregoing a “Remedial Action”)), then CSG shall, at CSG’s cost, undertake such Remedial Actions and the reasonable out-of-pocket costs and expenses incurred by CSG to provide Remedial Actions may be applied against the Direct Security Breach Cap. If the release of Consumer Information or Consumer Usage Data was caused by Customer, then Customer shall be responsible for the costs and expenses relative to such Remedial Actions and Customer shall also promptly reimburse CSG for the reasonable out-of-pocket costs and expenses incurred by CSG to provide Remedial Actions. The parties acknowledge that to the extent that claims and suits brought and liabilities, expenses, attorneys’ fees or damages claimed are caused by a Security Breach, such claims and suits brought and liabilities, expenses, attorneys’ fees or damages shall be addressed under this Section 15, and not be deemed a breach of Section 21 (Confidentiality) of the Agreement.

f.	CSG shall provide at its expense on an annual basis a Service Organization Report for facilities controlled by CSG and/or its Affiliates, including, but not limited to, Media, that store, transmit, or process Consumer Information or Consumer Usage Data in connection with CSG’s provision of Content Direct Services. For purposes of this CD Amendment, a “Service Organization Report” or “SOR” is a report or reports of controls, generally accepted in the industry, in the areas of financial reporting, security, privacy, confidentiality, system availability or processing integrity for the services provided by a hosted solutions provider, service organization, service bureau or other similarly structured provider of software and hardware solutions. CSG shall provide Customer access to a copy of the most current SOR(s) that relate to the Services provided by CSG to Customer; provided that Customer shall treat such SORs as Confidential Information pursuant to the provisions of the Agreement. CSG will use good faith efforts to assist in resolving any issues that may arise between Customer and any independent service auditor firm regarding Customer’s access to such SOR(s). Customer acknowledges that each SOR is CSG’s Confidential Information and is subject to the terms and conditions of Section 21 of the Agreement. For the avoidance of doubt, Customer may not distribute or provide CSG’s SOR(s) to third parties without CSG’s prior written consent.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE B

CONTENT DIRECT SERVICES

The Content Direct System is packaged as a set of Content Direct Application Server Modules (listed below) that provide their capabilities through a set of Content Direct Web Services (listed below) to a portfolio of Content Direct user applications, including Consumer Experiences (listed below).

This Schedule B identifies the Content Direct System as generally available as of the Effective Date. The Content Direct System is specifically defined in the Documentation, and the references on this Schedule B to available application server modules and Consumer Experiences are qualified in their entirety by reference to the Documentation. The specific Content Direct System provided by CSG to Customer shall be prescribed in each SOW executed under this CD Amendment. Customer acknowledges that the Content Direct System shall not include the telecommunications connections to and from the Internet, the Compatible Interfaces (as defined below), the CD Embedded Site and, if provisioned, a Performance Testing Environment.

For purposes of defining the Fees payable under this CD Amendment and each statement of work executed under this CD Amendment, all of the Content Direct Application Server Modules, Content Direct Web Services, Back Office Applications, Third-Party Products and Content Direct Environments identified below are collectively referred to as the “Base CD Platform.” For the avoidance of doubt, all Consumer Experiences deployed under a statement of work from time to time are excluded from the Base CD Platform; therefore, Consumer Experiences are subject to additional and discrete license/rights fees as set forth in Section 10 entitled “Content Direct System and Services Fees” of Attachment A to this CD Amendment.

Content Direct Application Server Modules

Content Catalog

•	Holds metadata for specific Customer Content, including movies, TV shows, apps, games, music, etc.

•	Provides ID mapping for titles, Customer Content items, descriptive metadata, etc.

•	Managed through Invision Content Studio

Offer Management

•	Manages metadata for offers such as bundles, programming packages, subscription services and their respective offer rules

E-Wallet

•	Manages and stores payment instruments, including Credit Cards, Stored Value Cards and Gift Cards

Commerce - Purchase Flows

•	Shopping Cart, Advice of Charge, Tax, Coupons, Discounts, Redemption

Digital Locker / Entitlements

•	Entitlements for individual content

Member Authentication / Federated Identity

•	User management, SSO, password reset, credentials linking (UltraViolet, Apple, etc.)

Subscription Management

•	Subscription Lifecycle Management - New, Suspend, Renewals, T&C, Penalties, Notifications

Order Management/Workflow

•	Fulfillment workflows for products that use workflow engine for their processing and/or integrations

•	Access to Workbench Portal

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Household Management

•	Household member setup, parental controls, e-wallet privileges, spend limits

Device Management

•	Device registration, device limits

International / Localization

•

International language and resource string localization and multi-currency support (limited to localization features; non-English language Consumer Experiences subject to annual recurring rights fee per language per Storefront, as prescribed in Section 10 entitled “Content Direct System and Services Fees” of Attachment A to this CD Amendment.)

Consumer Experience Management

•	Supports Consumer Experience metadata

•	Enables setting up multiple Storefront and distribution channel metadata in Invision Content Studio

Reporting / Analytics

•	Reporting Portal / Web Service access to reporting feeds and mRSS feeds

•	Customer Care Portal - Customer Care Web Services and/or Customer Care application

Content Direct Web Services

•

Access to the functional software capabilities of the Content Direct Application Server Modules is provided through a set of secure web services offered through the public internet over an HTTPS / SOAP-based networking protocol.

•	Subscriber Management Services

•	Subscriber Authorization Services

•	Subscriber Care Services

•	Product Catalog Services

•	Reporting Services

Consumer Experiences

•	HTML5 Full Storefront, Commerce, and Account Management

•	HTML5 Commerce, E-Wallet and Account Management Overlay Widgets Only

•	Silverlight Download Manager for PC/Mac

•	Air Download Manager for PC/Mac

•	PC/Mac UV Client Implementer Application

•	iOS HTML5 Storefront - iPhone

•	iOS HTML5 Storefront - iPad

•	iOS Download Manager - iPhone App/SDK

•	iOS Download Manager - iPad App/SDK

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	iOS UV Client Implementer - iPhone App/SDK

•	iOS UV Client Implementer - iPad App/SDK

•	Android HTML5 Storefront - Handset

•	Android HTML5 Storefront - iPad

•	Android Download Manager - Handset App/SDK

•	Android Download Manager - Tablet App/SDK

•	Android UV Client Implementer - Handset App/SDK

•	Android UV Client Implementer - Tablet App/SDK

Back Office Applications

•

Customer Care Portal is a web-based application that provides the authorized users of Customer, using security identifiers, with a broad view of the Consumer’s relationship and a set of customer care transactions including member enrollment, lifecycle management, purchase history, payment history, member management, credits, adjustments, and trouble ticketing. Access to the Customer Care Portal is security driven.

•

Invision Content Studio is a web-based application that provides authorized users of Customer, using security identifiers, with an application to manage content metadata as well as manage bundling, discount, pricing, and segmentation rules.

•	Reporting Portal is a web-based application that provides authorized users of Customer, using security identifiers, operational, marketing and financial reporting.

Third-Party Products

•

Payment Processor Gateway Service. The Content Direct Services are integrated with a payment processor gateway partner for effective and secure credit card payment processing. The payment processor gateway encrypts Consumer Information to ensure that information passes securely between the Content Direct Services and Customer’s credit card processing partner to authorize credit cards and settle credit card transactions for deposit of funds with the Customer’s designated merchant bank (the “Payment Processor Gateway Service”). CSG will provide the Payment Processor Gateway Service to Customer as part of the Content Direct Services; provided Customer must establish its own relationship with its merchant bank.

•

Taxing. The Content Direct Services are integrated with taxing software from ********* ***. (“********”). Customer will not be charged for the use of the standard U.S. and International Sales and Use Module from ********. If Customer needs taxing capabilities other than the standard U.S. and International Sales and Use Module, or Customer requests to utilize taxing software from a provider other than ********, the Parties will negotiate the fees, terms and conditions applicable to such additional taxing software and configuration.

Supported Content Direct Environments

•

CSG will make available to Customer **** environments as part of Customer’s deployment of the Content Direct System: (*) the Production Environment and (*) IOT Environments for the purpose of staging, integration and development collectively referred to as “IOT Environments.”

•

The “Production Environment” is the shared, live production environment on which a Customer may utilize the Content Direct System with Consumers. The Production Environment is subject to the Support Services set forth in Schedule I and the Performance Standards and Remedies set forth on Schedule G and Exhibit G-1 and in Sections 11, 12 and 13 of Attachment A of this CD Amendment, for the provision of Content Direct Services.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•

The **** non-production IOT Environments shared by Customer, CSG and one or more customers of the Content Direct Services are made available to allow Customer to develop and/or test Software updates or releases that are pre-production, or for such other required configurations or designs to be determined between the parties. The IOT Environments, at the discretion of CSG, may maintain a smaller hardware foot-print, or be virtualized within a datacenter, but will at a minimum make available the then-current release of the Software available on the Production Environment. The IOT Environments are subject to the Support Services set forth on Schedule I for the provision of Content Direct Services, but are not subject to any Performance Standards or related Remedies.

Compatible Interfaces

The means by which Customer can access the Content Direct System and Content Direct Services as of the Effective Date of the CD Amendment Term, including the Content Direct Web Services, are set forth below (the “Compatible Interfaces”). CSG may update the Compatible Interfaces from time to time in its reasonable discretion by providing Customer advance notice consistent with good industry practices, provided CSG shall not cease supporting any item identified below without providing at least *****-**** (**) **** prior written notice to Customer.

•	Content Direct Web Services can be accessed through a SOAP or POX protocol running over HTTP/HTTPS.

•	CSG will ensure that security credentials are used to validate all transactions in and out of the Content Direct Services environments.

•	Machines that are going to access the Customer Care Portal can do so through an Internet Explorer 8.0+ web browser.

•	Machines that are going to access the Reporting Portal can do so through an Internet Explorer 8.0+ web browser.

•	It is assumed that all Customer-initiated connectivity to the Production Environment and IOT Environment will be coming through a TCP/IP enabled broadband connection.

•

Consumers can access the Storefront from a PC or Intel-based Mac running ******** ******** *.*** ****** ***** ****** ***** ** ******* *** *** ********* ******** *********** *.* ******* ******* *** *** ***** ******** ***** ***** ******* *******.